Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://investor.managersinvest.com/prospectus_annual_reports.html. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus and statement of additional information, dated October 1, 2012, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Managers Cadence Focused Growth Fund’s (the “Fund” or “Focused Growth Fund”) investment objective is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fee	0.45%	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees	None	None	0.05%	0.25%
Other Expenses	1.03%	1.08%	0.99%	1.13%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund
Operating Expenses[1]	1.49%	1.54%	1.50%	1.84%
Fee Waiver and Expense
Reimbursements[2]	(0.72)%	(0.72)%	(0.72)%	(0.72)%
Total Annual Fund
Operating Expenses
After Fee Waiver and
Expense Reimbursements[1]	0.77%	0.82%	0.78%	1.12%

1The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus, which reflect only the operating expenses of the Fund, certain expense offset items and do not include fees and expenses of any acquired Fund.

2Managers Investment Group LLC (“Managers” or the “Investment Manager”) has contractually agreed, through at least October 1, 2013, to waive management fees and/ or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.71% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under the current applicable plans, the total annual fund operating expenses (excluding the other items noted in the parenthetical above) of the Institutional Class, Class P, Administrative Class and Class D shares would be 0.76%, 0.86%, 1.01% and 1.11%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through October 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$79	$400	$745	$1,718
Class P	$84	$416	$771	$1,773
Administrative Class	$80	$403	$750	$1,729
Class D	$114	$509	$928	$2,100

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 129% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 65% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies in the Russell 1000® Growth Index. The Fund primarily invests in common stocks of large capitalization companies. Cadence Capital Management LLC (“Cadence” or the “Subadvisor”) employs a “growth-at-a-reasonable-price” (“GARP”) investment philosophy, allowing the team to invest in companies that exhibit both growth and value characteristics. The team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets, earnings quality, and improvements in return on capital, and a series of value criteria, such as price-to-earnings ratios and free cash flow relative to enterprise value. The Subadvi-

SUM041-1012

MANAGERS CADENCE FOCUSED GROWTH FUND SUMMARY PROSPECTUS

sor then subjects the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. At times, depending on market and other conditions, the Fund may invest a substantial portion of its assets in a small number of issuers, business sectors or industries. The Fund may invest a portion of its assets in real estate investment trusts (“REITs”). Generally, the Fund will hold between approximately 35-45 securities.

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.

Focused Investment Risk—a greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Mid-Capitalization Stock Risk—the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate; in addition, equity REITs may be affected by changes in the value of their underlying properties.

Sector Risk—companies or issuers that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the technology sector currently, and may in the future, comprise a significant portion of the Fund’s portfolio. The technology industries may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain performance information for the Fund please visit www.managersinvest.com or call 800.835.3879.

The performance information shown in the bar chart is that of the Fund’s Institutional Class shares and the performance information shown in the bar chart and table includes historical performance of the Fund for periods prior to September 27, 2010, which was the date the Fund was reorganized from Allianz CCM Focused Growth Fund to the Fund. The performance information shown in the table for Administrative Class, Class D and Class P shares of the Fund is based on the prior performance of the Institutional Class shares and has been adjusted to reflect the higher operating expenses applicable to Administrative Class, Class D and Class P shares.

Calendar Year Total Returns as of 12/31/11 (Institutional Class)

Best Quarter: 13.98% (3rd Quarter 2009)

Worst Quarter: -22.92% (4th Quarter 2008)

Average Annual Total Returns as of 12/31/11

Managers Cadence Focused Growth Fund	1 Year	5 Years	10 Years	Since Inception
Institutional Class Return Before Taxes	-2.17%	-1.44%	2.29%	—
Institutional Class Return After Taxes on Distributions	-3.44%	-2.06%	1.93%	—
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	0.30%	-1.41%	1.86%	—
Class P Return Before Taxes	-2.32%	—	—	7/7/08 -2.21%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	—	—	—	7/7/08 3.85
Administrative Class Return Before Taxes	-2.29%	-1.56%		9/15/06 -0.58%

2	Managers Investment Group

MANAGERS CADENCE FOCUSED GROWTH FUND SUMMARY PROSPECTUS

Average Annual Total Returns as of 12/31/11 (Continued)

Managers Cadence Focused Growth Fund	1 Year	5 Years	10 Years	Since Inception
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	—	—	—	9/15/06 3.63
Class D Return Before Taxes	-2.56%	-1.80%	—	7/5/06 -0.77%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	2.64%	2.50%	2.60%	7/5/06 4.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only. After-tax returns for Class P, Administrative Class and Class D shares will vary.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

Cadence Capital Management LLC (“Cadence”)

Portfolio Managers

William B. Bannick

Managing Director, Chief Investment Officer and Executive Vice President of Cadence; Portfolio Manager of the Fund since 1999.

Robert L. Fitzpatrick

Managing Director of Cadence;

Portfolio Manager of the Fund since 2004.

Michael J. Skillman

Managing Director and Chief Executive Officer of Cadence;

Portfolio Manager of the Fund since 2006.

Robert E. Ginsberg

Portfolio Manager of Cadence;

Portfolio Manager of the Fund since August, 2011.

Steven C. Demirjian

Portfolio Manager of Cadence;

Portfolio Manager of the Fund since May, 2012.

BUYING AND SELLING FUND SHARES

On September 20-21, 2012, the Fund’s Board of Trustees approved the liquidation and termination of the Fund, which is expected to occur on or about November 30, 2012 (the “Liquidation Date”). Subject to the investment minimums described below, the Fund is no longer accepting new investments, except for investments made (a) through omnibus accounts, (b) pursuant to automatic investment programs (such as automatic investments through 401(k) plans or the reinvestment of dividends and distributions), or (c) by certain retirement accounts, ManagersChoice® and other existing asset allocation programs investing in the Fund. Those shareholders investing in the Fund through one of the exceptions described above may continue to purchase shares of the Fund until the Liquidation Date.

Initial Investment Minimum

Class P, Administrative and Institutional Class

Regular Account: $2,500,000

Individual Retirement Account: $50,000

Class D

Regular Account: $2,000

Individual Retirement Account: $1,000

Additional Investment Minimum—All Accounts

Class P, Administrative and Institutional Class: $1,000

Class D: $100

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	3